UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2014 (August 26, 2014)
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
Item 8.01     Other Events

Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.

CEHI Acquisition Corporation

On August 26, 2014, CEHI Acquisition Corporation, a subsidiary of the Company (the “Buyer”), Clean Earth Holdings, Inc. (“Clean Earth”), the holders of stock and options in Clean Earth (the “Sellers”) and Littlejohn Fund III, L.P., in its capacity as Seller’s representative (“Sellers’ Representative”), entered into the First Amendment (the “Amendment”) to that certain Stock Purchase Agreement dated as of August 7, 2014 among the Buyer, Clean Earth, the Sellers and Sellers’ Representative, previously disclosed in the Current Report on Form 8-K filed by Holdings on August 8, 2014 and filed by the Company on August 11, 2014 (as amended, the “Clean Earth Purchase Agreement”). Among other things, the Amendment provides that, immediately prior to Closing (as defined below), certain investors in Clean Earth (the “Rollover Stockholders”) will, instead of selling all of the shares of Clean Earth owned by them to Buyer, contribute a portion of such shares (the “Rollover Shares”) to Buyer in exchange for shares of common stock of Buyer.

On August 26, 2014, the Buyer completed the acquisition of all the issued and outstanding capital stock of Clean Earth (“Closing”) pursuant to the Clean Earth Purchase Agreement (the “Transaction”). The purchase price of $252.9 million for the Transaction is based on a total enterprise value for Clean Earth of $243 million, and includes $9.9 million of estimated cash and working capital adjustments. Acquisition-related costs were approximately $1.9 million. The Company funded the Transaction, in part, with available cash on hand and in part, through a $95 million draw under its revolving credit facility. Certain of the Sellers (including the Rollover Stockholders) invested in the Transaction alongside the Company, collectively representing an approximate 2% non-controlling interest in Buyer on a primary basis. The Company's initial ownership position in Buyer is approximately 98% on a primary and 86% on a fully diluted basis.

Concurrent with the Closing, the Company provided a credit facility to Clean Earth and certain of its subsidiaries, as co-borrowers (collectively, the “Co-Borrowers”), pursuant to which a secured revolving loan commitment and secured term loan were made available to the Co-Borrowers (the “Clean Earth Credit Agreement”). The initial amount outstanding under these facilities at the close of the Transaction was $146.3 million. The loans to the Co-Borrowers are guaranteed by Buyer and certain other subsidiaries of Clean Earth (collectively, the “Guarantors”) and are secured by security interests in substantially all the assets and properties of Buyer, the Co-Borrowers and the Guarantors, including a pledge by Buyer of the equity interests in Clean Earth and by each Co-Borrower of the equity interests in its directly-owned subsidiaries. In addition to being similar to the terms and conditions of the credit facilities in place with our existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of Clean Earth and its subsidiaries.

The foregoing brief description of the Clean Earth Purchase Agreement is not meant to be exhaustive and is qualified in its entirety by, the full text of (i) the Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and (ii) the Clean Earth Purchase Agreement, which is incorporated herein by reference to Exhibit 99.1 to Holdings’ Current Report on Form 8-K filed on August 8, 2014 and the Company’s Current Report on Form 8-K filed on August 11, 2014.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

a)     Financial statements of the businesses acquired

To the extent required by this item, historical financial statements for the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

b)     Pro forma financial information

To the extent required by this item, pro forma financial information relating to the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

d)    Exhibits

The following exhibit is furnished herewith:

Exhibit	Description

99.1
First Amendment to Stock Purchase Agreement dated August 26, 2014, by and among CEHI Acquisition Corporation, Clean Earth Holdings, Inc., the holders of stock and options in Clean Earth Holdings, Inc. and Littlejohn Fund III, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer

Exhibit 99.1

FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement (this “Amendment”) is made and entered into as of the 26th day of August, 2014 (the “Amendment Effective Date”) by and among CEHI Acquisition Corporation, a Delaware corporation (“Buyer”), Compass Group Diversified Holdings LLC, a Delaware limited liability company (“Guarantor”), Clean Earth Holdings, Inc., a Delaware corporation (the “Company”), the Persons listed under the heading “Sellers” on the counterpart signature pages hereto (each a “Seller” and, collectively, “Sellers”), and Littlejohn Fund III, L.P., a Delaware limited partnership, in its capacity as representative of the Sellers (“Sellers’ Representative” and, collectively with Buyer, the Company and Sellers, the “Parties”).

RECITALS

WHEREAS, the Parties entered into a Stock Purchase Agreement dated as of August 7, 2014 (the “Stock Purchase Agreement”); and

WHEREAS, the Parties wish to effect the amendment thereof as set forth in this Amendment, which provides that immediately prior to the consummation of the acquisition of all of the issued and outstanding capital stock of the Company from Sellers, each Rollover Stockholder is contributing to Buyer that number of Rollover Shares set forth opposite such Rollover Stockholder’s name on Exhibit G to the Stock Purchase Agreement, in exchange for a number of shares of common stock of Buyer set forth on Exhibit G to the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

AGREEMENT

1.    Definitions.    Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

2.    Amendments to Stock Purchase Agreement.

(a)Section 1 of the Stock Purchase Agreement is hereby amended by adding the following defined terms:

“Contribution Agreement” means the agreement between the Buyer and each Rollover Stockholder to implement the Rollover Contributions.

“Rollover Amount” means $1,936,485.25.

“Rollover Contribution” has the meaning set forth in Section 2(a)(i) below and “Rollover Contributions” means the aggregate of every Rollover Contribution made by the Rollover Stockholders.

“Rollover Shares” means the shares of common stock, par value $.01, of the Company and/or the shares of Series A preferred stock, par value $.01, of the Company owned by the Rollover Stockholders and being contributed to Buyer as a Rollover Contribution as set forth on Exhibit G.

“Rollover Stockholder” means each individual set forth on Exhibit G and “Rollover Stockholders” means all such individuals collectively.

(b)The definition of “Estimated Purchase Price” in Section 1 of the Stock Purchase Agreement is hereby amended by replacing such definition in its entirety with the following:

“Estimated Purchase Price” means (A) Enterprise Value, plus (B) Estimated Cash, plus (C) the amount, if any, by which Estimated Working Capital is greater than Target Working Capital, minus (D) the amount, if any, by which Estimated

Working Capital is less than Target Working Capital, minus (E) Funded Indebtedness, minus (F) Company Transaction Expenses to the extent paid at Closing pursuant to Section 2(b)(iii), minus (G) the Rollover Amount.

(c)Section 2 of the Stock Purchase Agreement is hereby amended by replacing the title of Section 2 in its entirety with “Rollover; Purchase and Sale of Shares; Treatment of Options.”

(d)Section 2(a) of the Stock Purchase Agreement is hereby amended by replacing Section 2(a) in its entirety with the following:

(a)    Rollover; Purchase and Sale of Shares. On and subject to the terms and conditions of this Agreement:

(i)    First, immediately prior to the Closing, each Rollover Stockholder shall contribute (a “Rollover Contribution”) to Buyer its Rollover Shares, free and clear of all Liens, and Buyer shall accept such contribution in exchange for the number of shares of common stock of Buyer set forth in Exhibit G. Each Rollover Contribution is being made pursuant to the Contribution Agreement.

(ii)    Second, at the Closing (i) Buyer will purchase and acquire from each Seller, and each Seller will sell, convey, transfer, assign and deliver to Buyer, all of such Seller’s Shares (other than the Rollover Shares) for the consideration specified below in this Section 2 and (ii) the Options shall be governed by Section 2(f) below.

(e)Section 4(b) of the Stock Purchase Agreement is hereby amended by replacing Section 4(b) in its entirety with the following:

(b)    Capitalization. The authorized capital stock of the Company consists of (i) 4,000,000 shares of Common Stock, par value $.01 per share, of which 2,040,311.0693 shares are issued and outstanding as of the date hereof (including 210,791 Restricted Shares) and (ii) 250,000 shares of Preferred Stock, par value $.01 per share, of which 150,000 shares are designated as 8% Series A Preferred Stock; 119,763.0376 shares of which are issued and outstanding. As of the date hereof, the Company has granted or issued and has outstanding Options and Restricted Shares under the Stock Plan relating to 303,875 shares of common stock, par value $.01, of the Company, and Options or Restricted Shares relating to up to 493,579.4 shares of common stock, par value $.01, of the Company remain available for grant under the Stock Plan. All Options shall become vested and exercisable as of the Closing. No share of capital stock of the Company is held in treasury. All of the issued and outstanding Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the respective Sellers as set forth in Section 4(b) of the Disclosure Schedule. Except as set forth in Section 4(b) of the Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. Except as set forth in Section 4(b) of the Disclosure Schedule, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. Immediately prior to the Closing, following the Rollover Contributions, the Shares held by Sellers and Buyer will constitute all of the issued and outstanding equity interests of the Company.

(f)Section 10(h) of the Stock Purchase Agreement is hereby amended by replacing Section 10(h) in its entirety with the following:

(h)    Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one Business Day after being sent to the recipient by facsimile, e-mail or electronically scanned transmission, or (iv) four Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to the Company at any time prior to
Closing, Sellers or Sellers’ Representative
to:

Littlejohn Fund III, L.P.
as Sellers’ Representative
c/o Littlejohn & Co., LLC
8 Sound Shore Drive (Suite 303)
Greenwich, CT 06830
Facsimile: (203) 552-3550
Attention: David Simon
E-mail: dsimon@littlejohnllc.com

Copy (which shall not constitute notice)
sent contemporaneously to:

Morrison Cohen LLP 909 Third Avenue New York, NY 10022 Facsimile: (212) 735-8708 Attention: Salomon R. Sassoon, Esq. E-mail: ssassoon@morrisoncohen.com

If to Buyer, Guarantor, or to the Company
at any time after Closing to:

CEHI Acquisition Corporation
Sixty-One Wilton Road, Second Floor
Westport, Connecticut 06880
Facsimile: (203) 221-8253
E-mail: dswanson@compassequity.com
Attention: David Swanson
E-mail: dswanson@compassequity.com

With a copy (which shall not constitute notice) to:
Squire Patton Boggs (US) LLP
221 E. Fourth Street, Suite 2900
Cincinnati, OH 45202
Facsimile: (513) 361-1201
E-mail: toby.merchant@squirepb.com
Attention: Toby M. Merchant
E-mail: toby.merchant@squirepb.com

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.
(g)The Stock Purchase Agreement is hereby amended by adding Exhibit G, a copy of which is attached hereto as Exhibit A.

(h)Schedule I to the Stock Purchase Agreement is hereby amended by replacing the existing Schedule I with the Schedule I attached hereto as Exhibit B.

(i)Section 4(m)(i) of the Disclosure Schedule is hereby amended by adding the following agreement thereunder: “Fill Material Supply Agreement, entered into as of March 22, 2013, by and between Clean Earth Dredging Technologies, LLC and Bethlehem Earth, LP, as amended”.

(j)Section 4(m)(iv) of the Disclosure Schedule is hereby amended by replacing the existing table under the heading “Letter of Credit” with the following table:

Obligor	LOC #	Issuer	Via	Applicant	Beneficiary	Issuance	Effective	Expiration	Amount
Clean Earth of North Jersey, Inc.	IS0010616	Wells Fargo Bank	GE Capital	Clean Earth Inc, for the account of Clean Earth of North Jersey, Inc., Clean Earth of Philadelphia, LLC, Clean Earth of Southeast Pennsylvania, LLC, Clean Earth of Williamsport, LLC, Clean Earth of Southern Florida, LLC, and Clean Earth of New Castle, LLC	Bond Safeguard Insurance Co. and/or Lexon Insurance Co.	3/13/2012	7/22/2013	3/13/2015	$1,851,526
Clean Earth, Inc.	S08286	Svenska Handelsbanken, New York	GE Capital	Clean Earth Inc, for the account of Clean Earth of North Jersey, Inc.	U.S. Environmental Protection Agency	8/14/2008	7/22/2013	8/13/2014	$19,499
Clean Earth Dredging Technologies, Inc.	S10039	Svenska Handelsbanken, New York	GE Capital	Clean Earth Inc.	SIMS Hugo Neu	4/29/2010	7/22/2013	4/28/2015	$100,000

3.    Effect on the Stock Purchase Agreement. Except as specifically amended by this Amendment, the Stock Purchase Agreement, shall remain in full force and effect and the Stock Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. From and after the Amendment Effective Date, each reference in the Stock Purchase Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import, or to any provision of the Stock Purchase Agreement, as the case may be, shall be deemed to refer to the Stock Purchase Agreement or such provision as amended by this Amendment, unless the context otherwise requires. References to the “date hereof” or the “date of this Agreement” shall be deemed to refer to August 7, 2013.

4.    Governing Law. This Amendment shall be construed under and shall be governed by the laws of the State of New York.

5.    Counterparts. This Amendment may be executed in one or more counterparts (including by means of facsimile or other electronic transmission), each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

{remainder of page left intentionally blank; signature page follows}

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

BUYER:

CEHI ACQUISITION CORPORATION

By:    /s/ Alan B. Offenberg
Name: Alan B. Offenberg
Its:    Vice President

GUARANTOR:

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:    /s/ Ryan J. Faulkingham
Name: Ryan J. Faulkingham
Its:    Chief Financial Officer

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

CLEAN EARTH HOLDINGS, INC.

By:    /s/ Christopher Dods
Name: Christopher Dods
Its:    Chief Executive Officer and President

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS’ REPRESENTATIVE:

LITTLEJOHN FUND III, L.P.

By: Littlejohn Associates III, L.L.C.,
its General Partner

By:     /s/ Michael I. Klein
Name: Michael I. Klein
Title:    Manager

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

LITTLEJOHN FUND II, L.P.

By: Littlejohn Associates II, L.L.C.,
its General Partner

By:     /s/ Michael I. Klein
Name: Michael I. Klein
Title:    Manager

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

LITTLEJOHN FUND III, L.P.

By: Littlejohn Associates III, L.L.C.,
its General Partner

By:     /s/ Michael I. Klein
Name: Michael I. Klein
Title:    Manager

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ William Massa
WILLIAM MASSA

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Christopher Dods
CHRISTOPHER DODS

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ G. Raymond Empson
G. RAYMOND EMPSON

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Bernard Guerin
BERNARD GUERIN

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Thomas Kushnir
THOMAS KUSHNIR

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ James Hull
JAMES HULL

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Daniel Morrow
DANIEL MORROW

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Michael Goebner
MICHAEL GOEBNER

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Steven Sands
STEVEN SANDS

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Edward Sheehan
EDWARD SHEEHAN

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Phyllis Onofrietti
PHYLLIS ONOFRIETTI

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Averil Rance
AVERIL RANCE

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Kenneth Sykes
KENNETH SYKES

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Paul Lane
PAUL LANE

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SELLERS:

/s/ Nancy Roberts
NANCY ROBERTS